UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): December 29, 2015

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Avenue, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 29, 2015, NeuroMetrix, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a single institutional investor providing for the issuance of (i) 13,800 shares of Series C convertible preferred stock (the “Preferred Stock”) at a price of $1,000 per share, and (ii) warrants (the “Warrants”) to purchase up to 10,823,528 shares of common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $2.30 per share (the “Offering”). The closing of the Offering is expected to occur on or about December 31, 2015, subject to satisfaction of customary closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

It is expected that the proceeds of the Offering will be used to redeem $6.3 million of the Company’s Series B convertible preferred stock and for general working capital purposes.

The Preferred Stock is convertible into an aggregate of 5,411,764 shares of Common Stock. The shares of Preferred Stock and Warrants described above have not been registered under the Securities Act of 1933, as amended. Subject to certain ownership limitations, the Preferred Stock is convertible at any time into shares of Common Stock at an initial conversion price of $2.55 per share (which represents a price above the closing price of the Common Stock on December 28, 2015, the trading day immediately prior to the entry into the Purchase Agreement). The Preferred Stock is only entitled to dividends in the event dividends are paid on the Common Stock and will not have any preferences over the Common Stock, including liquidation rights.

The Warrants are also subject to certain ownership limitations and are immediately exercisable. Warrants to purchase 5,411,764 shares of Common Stock will expire twelve months from the date that the Company has a resale registration statement declared effective for the securities issued in the Offering, and Warrants to purchase 5,411,764 shares of common stock will expire five years from the date that the Company has a resale registration statement declared effective for the securities issued in the Offering.

As part of the Offering, we also agreed to issue to the placement agent in the offering warrants to purchase 270,588 shares of Common Stock that will expire five years from the date that the Company has a resale registration statement declared effective for the securities issued in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $3.19 per share.

The Company has also entered into a Registration Rights Agreement with the investor pursuant to which the Company is obligated to file a registration statement to register the resale of the shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants within thirty calendar days.

In connection with the Company’s entry into the Purchase Agreement and the Registration Rights Agreement, the Company will also enter into Amendment No. 5 to the Company’s Shareholder Rights Agreement (“Amendment No. 5”) with American Stock Transfer & Trust Company, LLC, dated as of March 7, 2007, as amended (the “Shareholder Rights Agreement”), in order to exempt the issuances of securities that will be issued to the purchaser under the Purchase Agreement from the operation of the Shareholder Rights Agreement.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation, the Warrants, and Amendment No. 5 are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 10.1, 10.2, 3.1, 4.1, 4.2 and 4.3, respectively, which are incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The shares of Preferred Stock, Warrants and Placement Agent Warrants described above have not been registered under the Securities Act of 1933, as amended. The issuance and sale of the Placement Agent Warrants and the Preferred Stock and the Warrants by the Company under the Purchase Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03 Material Modifications of Rights of Securities Holders.

The Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware, establishing and designating the Preferred Stock. Each share of Series C Preferred Stock has a stated value of $1,000. Each share of Series C Preferred Stock is convertible, at any time at the option of the holder thereof, into a number of shares of Common Stock determined by dividing the stated value by the initial conversion price of $2.55 per share, subject to a 4.99% blocker provision. The Series C Preferred Stock has no dividend rights, liquidation preference or other preferences over Common Stock and has no voting rights except as required by law. A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the Certificate of Designation is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On December 29, 2015, the Company filed the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Certificate of Designation establishes and designates the Series C Preferred Stock and the rights, preferences, privileges and limitations thereof.

Item 8.01 Other Events.

On December 29, 2015, the Company issued a press release announcing the Offering. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, the Company’s issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Preferences, Rights and Limitations of Series C Convertible Preferred Stock.

4.1	Form of Series A Common Stock Purchase Warrant

4.2	Form of Series B Common Stock Purchase Warrant

4.3	Amendment No. 5 to Shareholder Rights Agreement.

10.1	Form of Securities Purchase Agreement dated as of December 29, 2015, by and among NeuroMetrix, Inc. and the purchasers named therein.

10.2	Form of Registration Rights Agreement dated as of December 29, 2015, by and among NeuroMetrix, Inc. and the purchasers named therein.

99.1	Press Release, dated December 29, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: December 30, 2015	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Preferences, Rights and Limitations of Series C Convertible Preferred Stock.

4.1	Form of Series A Common Stock Purchase Warrant

4.2	Form of Series B Common Stock Purchase Warrant

4.3	Amendment No. 5 to Shareholder Rights Agreement.

10.1	Form of Securities Purchase Agreement dated as of December 29, 2015, by and among NeuroMetrix, Inc. and the purchasers named therein.

10.2	Form of Registration Rights Agreement dated as of December 29, 2015, by and among NeuroMetrix, Inc. and the purchasers named therein.

99.1	Press Release, dated December 29, 2015.